Income Taxes	9 Months Ended
Sep. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes
5.	Income Taxes
The Company has elected to be treated as a corporation for U.S. federal income tax purposes and is subject to U.S. federal and state income taxes. The Company recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts and income tax basis of assets and liabilities and the expected benefits of utilizing net operating loss and tax credit carryforwards, using enacted tax rates in effect for the taxing jurisdictions in which we operate for the year in which those temporary differences are expected to be recovered or settled. As of September 30, 2024, there is $1.3 million of deferred tax assets included in our condensed consolidated balance sheets.
The Company recorded income tax benefit of $1.1 million and income tax expense of $0.1 million for the three months ended September 30, 2024 and 2023, respectively. The Company recorded income tax benefit of $0.9 million and income tax expense of $0.3 million for the nine months ended September 30, 2024 and 2023, respectively.
In calculating the provision for income taxes on an interim basis, the Company uses an estimate of the annual effective tax rate based upon currently known facts and circumstances and applies that rate to its year-to-date
earnings or losses. The Company’s effective tax rate is based on expected income and statutory tax rates and takes into consideration permanent differences between financial statement and tax return income applicable to the Company in the various jurisdictions in which the Company operates. The effect of discrete items, such as changes in estimates, changes in enacted tax laws or rates or tax status, and unusual or infrequently occurring events, is recognized in the interim period in which the discrete item occurs. The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained or as the result of new judicial interpretations or regulatory or tax law changes. The Company’s interim effective tax rate, inclusive of any discrete items, was 29.1% for the three months ended September 30, 2024. The Company’s effective income tax rate differs from the U.S. statutory rate primarily due to the noncontrolling interest adjustment as the income attributable to the noncontrolling interest is pass-through income. Our predecessor, OpCo, is a Delaware limited liability company treated as a partnership, or, prior to the offering, a disregarded entity for U.S. federal income tax purposes and, therefore, has not been subject to U.S. federal income tax at an entity level. As a result, the consolidated net income (loss) in our historical financial statements does not reflect the tax expense (benefit) we would have incurred if we were subject to U.S. federal income tax at an entity level during the periods prior to the Offering. OpCo continues to be treated as a partnership for U.S. federal income tax purposes and, as such, is not subject to U.S. federal income tax. Instead, taxable income is allocated to members, including the Company, and, except for Texas franchise tax, any taxable income of OpCo is reported in the respective tax returns of its members. OpCo recorded $0.4 million related to its Texas margin tax liability as of both September 30, 2024 and December 31, 2023, which is included within other current liabilities on the condensed consolidated balance sheets.
The Company had no activity or holdings prior to the Offering.